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Harding, Loevner Funds, Inc. (the “Fund”)
International Equity Portfolio - Institutional Class
Institutional Emerging Markets Portfolio
Global Equity Portfolio - Institutional Class
Prospectus dated March 1, 2006
Supplement dated as of July 3, 2006

Effective June 12, 2006, the Board of Directors of the Fund appointed KPMG LLP as the Fund’s independent registered public accounting firm.